UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2009

Triad Guaranty Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22342	56-1838519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 South Stratford Road

Winston-Salem, North Carolina 27104

(Address of principal executive offices) (zip code)

(336) 723-1282

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On January 30, 2009, Triad Guaranty Inc. (the “Company”) issued a press release announcing that a purported federal securities class action lawsuit was filed in the U.S. District Court for the Middle District of North Carolina against the Company and certain of its current and former officers. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibit Number	Description

99.1	Press release, dated January 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triad Guaranty Inc.

/s/ Kenneth S. Dwyer
January 30, 2009	Kenneth S. Dwyer Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated January 30, 2009